 Exhibit 10.12
AMENDMENT TO PROMISSORY NOTE
This Amendment (the “Amendment”) to the Promissory Note (as defined below) is made as of December 30, 2015, by and between Adgero Biopharmaceuticals, Inc., a Delaware corporation (the “Maker”) and Frank G. Pilkiewicz, PH.D. (and any successors or assigns, the “Holder”). Capitalized terms used and not defined in this Amendment have the meanings given to them in the Promissory Note.
RECITALS
WHEREAS, Maker and Holder entered into that certain Promissory Note, dated as of July 9, 2014, (the “Promissory Note”) pursuant to which Maker promises to pay Holder the principal amount of One Hundred Sixty-Three Thousand Nine Hundred Thirty-Four Dollars ($163,924.00) together with interest thereon;
WHEREAS, The Maker has engaged Aegis Capital Corp. in connection with (a) the planned merger (the “Merger”) of Maker into a subsidiary of Adgero Biopharmaceuticals Holdings, Inc., a newly formed Delaware corporation and (b) a planned private placement offering to be completed upon the sale of a minimum of 600,000 Units, as defined in the private placement documents (the “PPO”, and together with the Merger, the “Transactions”), coincident with the Merger;
WHEREAS, upon completion of the Transactions, Maker and Holder desire to amend the Promissory Note to remove Section 4.(b) of the Promissory Note,;
WHEREAS, Maker and Holder have agreed to amend the Promissory Note as set forth herein in accordance with Section 6 of the Promissory Note;
AGREEMENT
NOW, THEREFORE, pursuant to the provisions of the Promissory Note concerning amendment thereof, and in consideration of the Amendment, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed between the parties hereto, as follows:
SECTION 1. Amendment. The Promissory Note is hereby amended by deleting Section 4.(b) in its entirety.
SECTION 2. Effective Date. This Amendment will become effective upon the completion of the Transactions (the “Effective Date”). If the Transactions do not occur, or if the Promissory Note has been paid in full prior to the Effective Date, this Amendment will become void ab initio.

SECTION 3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Promissory Note shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. Reference to this Amendment need not be made in the Promissory Note or any other instrument or document executed in connection therewith. After this Amendment becomes effective, all references in the Promissory Note to “this Note”, “hereunder”, “herein” or words of similar effect referring to such Promissory Note shall be deemed to be references to the Promissory Note, as amended by this Amendment. This Amendment shall not be deemed to expressly or implicitly waive, amend or supplement any provision of the Promissory Note other than as set forth herein.
SECTION 4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and each of their respective successors and assigns.
SECTION 5. Counterparts. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile or in Portable Document Format (“PDF”), each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment in PDF or by facsimile transmission shall be effective as delivery of manually executed original counterpart of this Amendment.
[Signature Page To Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

ADGERO BIOPHARMACEUTICALS, INC.
By:  /s/ Frank G. Pilkiewicz
Name: Frank G. Pilkiewicz
Title: Chief Executive Officer & President

ACCEPTED AND AGREED

/s/ Frank G. Pilkiewicz
Frank G. Pilkiewicz, Ph.D.
[Signature Page to Amendment to Promissory Note]